SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2003

VERITY, INC.

(Exact name of registrant as specified in charter)

Delaware	000-26880	77-0182779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

894 Ross Drive

Sunnyvale, California 94089

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 541-1500

Item 12.	Results of Operations and Financial Condition.

On September 10, 2003, Verity, Inc. issued a press release announcing results for the first quarter of fiscal year 2004. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERITY, INC.

Dated: September 10, 2003	By:	/s/ STEVEN R. SPRINGSTEEL
Steven R. Springsteel
Senior Vice President of Finance and Administration, and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press release of Verity, Inc. dated September 10, 2003, announcing results for the first quarter of fiscal year 2004.